Exhibit 99.1

Financial Supplement

Table of Contents

Definitions

Condensed Consolidated Balance Sheets as of September 30, 2023 and December 31, 2022

Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2023 and 2022

Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2023 and 2022

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) for the three and nine months ended September 30, 2023 and 2022

NOI Reconciliations for the three and nine months ended September 30, 2023 and 2022

Same Property NOI Reconciliation for the three and nine months ended September 30, 2023 and 2022

EBITDA Reconciliations for the three and nine months ended September 30, 2023 and 2022

Same Property Revenues

Same Property Statistics – Retail and Flex Properties

Weighted Average Lease Term

Mortgage Loan Data

Weighted Average Mortgage Payable Maturity

Weighted Average Mortgage Payable Interest Rate

Definitions

Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), Same Property NOI, earnings before interest, taxes, depreciation and amortization for real estate ("EBITDA"), Funds from operations (“FFO”) and Adjusted FFO (“AFFO”).

While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), is the most appropriate measure, we consider NOI, Same Property NOI, EBITDA, and FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows:

• NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, net amortization of above and below market leases, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, loss on extinguishment of debt, other income and other expenses. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. NOI presented in this financial supplement includes an adjustment to the Company’s net loss for amortization of above and below market leases and, as a result, varies from NOI presented in the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2023 and 2022.

• Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties acquired or sold during the periods presented.

• EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, and loss on extinguishment of debt.

NOI, Same Property NOI, Same Property Revenues, and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI, Same Property NOI, and EBITDA should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FFO and AFFO, non-GAAP measures, are an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and losses on extinguishment of debt, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases). In addition to FFO, AFFO, excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO.

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	September 30, 2023	December 31, 2022
	(Unaudited)
ASSETS
Investment properties, net	$74,875,809	$76,514,952
Cash	3,015,859	3,922,136
Restricted cash	1,734,297	1,740,717
Rent and other receivables, net of allowance of $0 and $47,109, as of September 30, 2023 and December 31, 2022, respectively	94,782	402,434
Unbilled rent	1,097,570	1,022,153
Intangible assets, net	2,956,080	3,748,706
Other assets	647,268	564,306
Total Assets	$84,421,665	$87,915,404

LIABILITIES
Accounts payable and accrued liabilities	$1,956,415	$1,198,072
Intangible liabilities, net	1,946,772	2,234,113
Line of credit, short term, net	1,000,000	—
Mortgages payable, net	60,616,944	61,340,259
Mandatorily redeemable preferred stock, net	4,630,824	4,450,521
Total Liabilities	$70,150,955	$69,222,965

EQUITY
Common stock, 2,218,810 and 2,219,803 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	$22,188	$22,198
Additional paid-in capital	51,514,209	51,519,198
Offering costs	(3,350,946)	(3,350,946)
Accumulated deficit	(35,341,200)	(30,939,020)
Total Stockholders' Equity	12,844,251	17,251,430
Noncontrolling interests - Hanover Square Property	109,944	127,426
Noncontrolling interests - Parkway Property	480,766	470,685
Noncontrolling interests - Operating Partnership	835,749	842,898
Total Equity	$14,270,710	$18,692,439
Total Liabilities and Equity	$84,421,665	$87,915,404

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

REVENUE
Retail center property revenues	$1,930,494	$1,850,797	$5,725,942	$4,999,089
Flex center property revenues	658,246	610,967	1,839,675	1,834,200
Hotel property room revenues	—	376,560	—	1,494,836
Hotel property other revenues	—	2,749	—	12,813
Total Revenue	$2,588,740	$2,841,073	$7,565,617	$8,340,938

OPERATING EXPENSES
Retail center property operating expenses	$466,828	$491,889	$1,512,776	$1,384,061
Flex center property operating expenses	180,164	189,720	535,065	511,771
Hotel property operating expenses	—	589,311	—	1,302,114
Bad debt expense	5,669	—	49,868	12,946
Share based compensation expenses	—	—	—	233,100
Legal, accounting and other professional fees	237,562	284,463	1,228,262	1,112,878
Corporate general and administrative expenses	162,649	99,323	364,868	335,538
Management restructuring expenses	1,452,904	—	1,846,329	—
Loss on impairment	—	—	50,859	36,670
Impairment of assets held for sale	—	—	—	175,671
Other expense	—	227,164	—	227,164
Depreciation and amortization	1,149,664	1,231,513	3,459,262	3,509,165
Total Operating Expenses	3,655,440	3,113,383	9,047,289	8,841,078
Loss on disposal of investment property	—	(389,471)	—	(389,471)
Loss on extinguishment of debt	—	(219,532)	—	(389,207)
Operating loss	(1,066,700)	(881,313)	(1,481,672)	(1,278,818)
Interest expense	900,182	989,255	2,612,642	2,704,835
Net Loss from Operations	(1,966,882)	(1,870,568)	(4,094,314)	(3,983,653)
Other income	20,522	126,434	52,249	251,197
Net Loss	(1,946,360)	(1,744,134)	(4,042,065)	(3,732,456)
Less: Net (loss) income attributable to Hanover Square Property noncontrolling interests	(225)	8,468	(1,482)	15,421
Less: Net income attributable to Parkway Property noncontrolling interests	2,199	16,782	10,081	31,027
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	493	(14,926)	(2,878)	(20,275)
Net Loss Attributable to Medalist Common Shareholders	$(1,948,827)	$(1,754,458)	$(4,047,786)	$(3,758,629)

Loss per share from operations - basic and diluted	$(0.88)	$(0.80)	$(1.82)	$(1.77)

Weighted-average number of shares - basic and diluted	2,218,810	2,179,993	2,219,262	2,121,540

Dividends paid per common share	$—	$0.16	$0.16	$0.48

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine months ended September 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(4,042,065)	$(3,732,456)

Adjustments to reconcile consolidated net loss to net cash flows from operating activities
Depreciation	2,768,969	2,471,365
Amortization	690,293	1,037,800
Loan cost amortization	80,967	80,607
Mandatorily redeemable preferred stock issuance cost and discount amortization	180,303	165,338
Above (below) market lease amortization, net	(211,904)	(146,068)
Bad debt expense	49,868	12,946
Share-based compensation	—	233,100
Impairment of assets held for sale	—	175,671
Loss on impairment	50,859	36,670
Loss on extinguishment of debt	—	389,207
Loss on disposal of investment property	—	389,471

Changes in assets and liabilities
Rent and other receivables, net	257,784	211,376
Unbilled rent	(84,852)	(112,767)
Other assets	(82,962)	(147,130)
Accounts payable and accrued liabilities	758,343	608,351
Net cash flows from operating activities	415,603	1,673,481

CASH FLOWS FROM INVESTING ACTIVITIES

Investment property acquisitions	—	(10,279,714)
Capital expenditures	(1,144,354)	(651,653)
Cash received from disposal of investment properties	—	2,011,462
Net cash flows from investing activities	(1,144,354)	(8,919,905)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends and distributions paid	(374,665)	(1,116,660)
Cash paid for lender fees associated with Clemson Best Western sale	—	(84,900)
Proceeds from line of credit, short term	1,000,000	—
Proceeds from mortgages payable, net	—	18,477,304
Repayment of mortgages payable	(804,282)	(11,692,557)
Proceeds from sales of common stock, net of capitalized offering costs	—	1,538,887
Repurchases of common stock, including costs and fees	—	(286,543)
Retire fractional shares resulting from reverse stock split	(4,999)	—
Net cash flows from financing activities	(183,946)	6,835,531

DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(912,697)	(410,893)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	5,662,853	7,383,977
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$4,750,156	$6,973,084

CASH AND CASH EQUIVALENTS, end of period, shown in condensed consolidated balance sheets	3,015,859	4,863,963
RESTRICTED CASH including assets restricted for capital and operating reserves and tenant deposits, end of period, shown in condensed consolidated balance sheets	1,734,297	2,109,121
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period shown in the condensed consolidated statements of cash flows	$4,750,156	$6,973,084

Supplemental Disclosures and Non-Cash Activities:

Other cash transactions:
Interest paid	$2,148,248	$2,508,654

Non-cash transactions:
Release of restricted cash related to sale of Clemson Best Western Property	$—	$1,455,777
Capital expenditures accrued	$—	$269,246

See notes to condensed consolidated financial statements

Medalist Diversified REIT

Funds from Operations and Adjusted Funds from Operations

For the three and nine months ended September 30, 2023 and 2022

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Funds from operations
Net loss	$(1,946,360)	$(1,744,134)	$(4,042,065)	$(3,732,456)
Depreciation of tangible real property assets	680,938	671,167	2,036,048	1,890,428
Depreciation of tenant improvements	211,706	209,112	624,762	509,558
Amortization of leasing commissions	40,733	26,942	108,159	71,379
Amortization of intangible assets	216,287	324,292	690,293	1,037,800
Loss on disposal of investment property	—	389,471	—	389,471
Loss on impairment	-	—	50,859	36,670
Impairment of assets held for sale	—	—	—	175,671
Loss on extinguishment of debt	—	219,532	—	389,207
Funds from operations	$(796,696)	$96,382	$(531,944)	$767,728

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Adjusted funds from operations
Funds from operations	$(796,696)	$96,382	$(531,944)	$767,728
Amortization of above market leases	23,717	33,862	75,437	159,388
Amortization of below market leases	(88,586)	(115,679)	(287,341)	(305,456)
Straight line rent	(10,393)	(54,392)	(84,852)	(112,842)
Capital expenditures	(313,395)	(158,949)	(1,144,354)	(651,653)
Increase in fair value of interest rate cap	(12,337)	(126,127)	(24,674)	(246,063)
Amortization of loan issuance costs	26,989	26,990	80,967	80,607
Amortization of preferred stock discount and offering costs	61,408	56,311	180,303	165,338
Share-based compensation	—	—	—	233,100
Bad debt expense	5,669	—	49,868	12,946
Adjusted Funds from operations (AFFO)	$(1,103,624)	$(241,602)	$(1,686,590)	$103,093

NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Operating Income
Net Loss	$(1,946,360)	$(1,744,134)	$(4,042,065)	$(3,732,456)
Plus: Preferred dividends, including amortization of capitalized issuance costs	161,408	156,311	480,303	465,338
Plus: Legal, accounting and other professional fees	237,562	284,463	1,228,262	1,112,878
Plus: Corporate general and administrative expenses	162,649	99,323	364,868	335,538
Plus: Depreciation expense	933,377	907,221	2,768,969	2,471,365
Plus: Amortization of intangible assets	216,287	324,292	690,293	1,037,800
Less: Net amortization of above and below market leases	(64,869)	(81,817)	(211,904)	(146,068)
Plus: Interest expense, including amortization of capitalized loan issuance costs	738,774	832,944	2,132,339	2,239,497
Plus: Share based compensation expense	—	—	—	233,100
Plus: Loss on impairment	—	—	50,859	36,670
Plus: Impairment of assets held for sale	—	—	—	175,671
Plus: Loss on extinguishment of debt	—	219,532	—	389,207
Less: Other loss	(20,522)	(126,434)	(52,249)	(251,197)
Plus: Other expense	—	227,164	—	227,164
Plus: Management restructuring expense	1,452,904	—	1,846,329	—
Plus: Loss on disposal of investment property	—	389,471	—	389,471
Net Operating Income - NOI	$1,871,210	$1,488,336	$5,256,004	$4,983,978

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Components of Net Operating Income
Revenues:
Retail and flex property rental revenues (1)	$2,092,289	$2,036,487	$6,146,567	$5,658,183
Retail and flex property tenant reimbursement revenues	431,582	343,460	1,207,146	1,029,038
Hotel property revenues	—	379,309	—	1,507,649
Total revenues	2,523,871	2,759,256	7,353,713	8,194,870

Operating expenses:
Retail and flex property operating expenses	646,992	681,609	2,047,841	1,895,832
Hotel property operating expenses	—	589,311	—	1,302,114
Bad debt expense	5,669	-	49,868	12,946
Total operating expenses	652,661	1,270,920	2,097,709	3,210,892

Net Operating Income - NOI	$1,871,210	$1,488,336	$5,256,004	$4,983,978

(1)	Excludes amortization of above and below market leases.

Same Property NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
All Properties
Same property NOI	$1,696,031	$1,527,325	$4,791,334	$4,573,186
NOI of acquired properties (1)	175,179	171,013	464,670	205,257
NOI of disposed properties (2)	—	(210,002)	—	205,535
Total NOI (3)	$1,871,210	$1,488,336	$5,256,004	$4,983,978

(1)	Salisbury Marketplace
(2)	Clemson Hotel
(3)	Excludes net amortization of above and below market leases.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Retail Properties
Same retail property NOI	$1,232,324	$1,129,797	$3,554,564	$3,326,388
NOI of acquired retail properties (1)	175,179	171,013	464,670	205,257
Total retail property NOI (2)	$1,407,503	$1,300,810	$4,019,234	$3,531,645

(1)	Salisbury Marketplace
(2)	Excludes net amortization of above and below market leases.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Flex Properties
Same flex property NOI	$463,707	$397,528	$1,236,770	$1,246,798
Total flex property NOI (1)	$463,707	$397,528	$1,236,770	$1,246,798

(1)	Excludes net amortization of above and below market leases.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Hotel Properties
NOI of disposed hotel properties (1)	$—	$(210,002)	$—	$205,535
Total hotel property NOI	$—	$(210,002)	$—	$205,535

(1)	Clemson Hotel

EBITDA Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
EBITDA
Net Loss	$(1,946,360)	$(1,744,134)	$(4,042,065)	$(3,732,456)
Plus: Preferred dividends, including amortization of capitalized issuance costs	161,408	156,311	480,303	465,338
Plus: Interest expense, including amortization of capitalized loan issuance costs	738,774	832,944	2,132,339	2,239,497
Plus: Depreciation expense	933,377	907,221	2,768,969	2,471,365
Plus: Amortization of intangible assets	216,287	324,292	690,293	1,037,800
Less: Net amortization of above and below market leases	(64,869)	(81,817)	(211,904)	(146,068)
Plus: Realized loss on disposal of investment properties	—	389,471	—	389,471
Plus: Loss on impairment	—	—	50,859	36,670
Plus: Impairment of assets held for sale	—	—	—	175,671
Plus: Loss on extinguishment of debt	—	219,532	—	389,207
EBITDA	$38,617	$1,003,820	$1,868,794	$3,326,495

Same Property Revenues

	Nine Months Ended
	September 30,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
All Properties
Same property revenues	$6,835,063	$6,543,398	$291,665	4.5%
Revenues of acquired properties (1)	730,554	289,891	440,663
Revenues of disposed properties (2)	—	1,507,649	(1,507,649)
Total revenues (3)	$7,565,617	$8,340,938	$(775,321)	(9.3)%

(1)	Salisbury Marketplace
(2)	Clemson Hotel
(3)	Includes net amortization of above and below market leases.

	Nine Months Ended
	September 30,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
Retail Properties
Same retail property revenues	$4,995,388	$4,709,198	$286,190	6.1%
Revenues of acquired retail properties (1)	730,554	289,891	440,663
Total retail property revenues (2)	$5,725,942	$4,999,089	$726,853	14.5%

(1)	Salisbury Marketplace
(2)	Includes net amortization of above and below market leases.

	Nine Months Ended
	September 30,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
Flex Properties
Same flex property revenues	$1,839,675	$1,834,200	$5,475	0.3%
Total flex property revenues (1)	$1,839,675	$1,834,200	$5,475	0.3%

(1)	Includes net amortization of above and below market leases.

	Nine Months Ended
	September 30,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
Hotel Property
Revenues of disposed hotel properties (1)	$—	$1,507,649	$(1,507,649)	$(100.0)%
Total hotel property revenues	$—	$1,507,649	$(1,507,649)	(100.0)%

(1)	Clemson Hotel

Property Statistics – Retail and Flex Properties

Total Retail and Flex Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of September 30,		As of September 30,		As of September 30,
	2023	2022	2023	2022	2023	2022
Retail	5	5	633,013	633,013	96.9%	94.8%
Flex	3	3	218,269	218,269	99.2%	94.6%
Total	8	8	851,282	851,282	97.5%	96.5%

Weighted Average Lease Term

Retail Properties
Ashley Plaza	6.33
Franklin Square	3.97
Hanover Square	4.03
Lancer Center	5.12
Salisbury Marketplace	6.05
Retail Property Average	5.18

Flex Properties
Brookfield	3.06
Greenbrier Business Center	2.25
Parkway	2.30
Flex Property Average	2.50

Retail and Flex Property Average	4.50

Mortgage Loan Data

Weighted Average Mortgage Maturity (Years)	5.73

Weighted Average Mortgage Payable Interest Rate	4.5%